TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, as supplemented, Summary Prospectus and

Statement of Additional Information, as supplemented

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Transamerica Focus VP

Change in Sub-Adviser. Morgan Stanley Investment Management Inc. (“MSIM”) will become the sole sub-adviser to Transamerica Focus VP (the “Portfolio”). This change is expected to occur on or about March 31, 2011, but may occur sooner. On the effective date of the change, the Portfolio will be renamed Transamerica Morgan Stanley Capital Growth VP. Portfolio shareholders will receive an information statement providing information regarding MSIM and its new sub-advisory agreement with Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s adviser.

In connection with the change in sub-adviser, the Portfolio’s principal investment strategies and risks and benchmark index will change. The Portfolio will also have a new sub-advisory fee structure. The Portfolio’s fundamental investment restrictions will remain the same; the Fund’s non-fundamental investment policies of the Portfolio will be eliminated. TAM will continue to serve as the Portfolio’s investment adviser. TAM’s advisory fee will not increase as a result of these changes.

On the effective date of the change in sub-adviser, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the Portfolio:

NAME:

Transamerica Morgan Stanley Capital Growth VP

INVESTMENT OBJECTIVE:

Seeks to maximize long-term growth.

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), under normal circumstances, invests at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities.

MSIM seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

PRINCIPAL RISKS (in alphabetical order):

•    Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•    Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio 's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•    Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets is subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•    REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•    Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

BENCHMARK:

Russell 1000® Growth Index

SUB-ADVISER:

Morgan Stanley Investment Management Inc. The principal business address of MSIM is 522 Fifth Avenue, New York, NY 10036.

Portfolio Managers

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2011	Lead Portfolio Manager	MSIM	Managing Director, Lead Portfolio Manager
David S. Cohen/2011	Portfolio Manager	MSIM	Managing Director, Portfolio Manager
Sam G. Chainani/2011	Portfolio Manager	MSIM	Managing Director, Portfolio Manager
Alexander T. Norton/2011	Portfolio Manager	MSIM	Executive Director, Portfolio Manager
Jason C. Yeung/2011	Portfolio Manager	MSIM	Executive Director, Portfolio Manager
Armistead B. Nash/2011	Portfolio Manager	MSIM	Executive Director, Portfolio Manager

Sub-advisory Fee

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets*):

0.30%

* Assets will be aggregated with similar mandates of Transamerica Funds and Transamerica Series Trust managed by MSIM.

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Investors Should Retain this Supplement for Future Reference

January 19, 2011

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